FOURTH AMENDMENT TO LOAN AGREEMENT

THIS FOURTH AMENDMENT TO LOAN AGREEMENT (this “Amendment”), is entered into as of September 30, 2018, by and between SUPER G CAPITAL, LLC, a Delaware limited liability company (“Lender”), and PRECISION OPINION, INC., a Nevada corporation (“Borrower”).

RECITALS

A. Borrower and Lender are parties to that certain Business Loan & Security Agreement, dated as of September 13, 2017 (as amended, restated, supplemented or modified from time to time, the “Loan Agreement”).

B. Lender and Borrower wish to amend certain terms of the Loan Agreement, all on the terms and conditions set forth herein.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

1. INCORPORATION OF RECITALS. Each of the above Recitals is incorporated herein and deemed to be the agreement of Lender and Borrower and is relied upon by each party to this Amendment in agreeing to the terms of this Amendment.

2. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

3. AMENDMENT TO LOAN AGREEMENT.

3.1 Upon the Fourth Amendment Effective Date, the box in the Loan Chart labeled “Payment Amount for Initial Loan” under the heading “Payment Schedule” shall be amended and restated in its entirety as follows:

PAYMENT SCHEDULE PAYMENT SCHEDULE	PAYMENT AMOUNT FOR INITIAL LOAN

Three (3) payments in the amount of $25,000, followed by two (2) payments each in an amount equal to $45,000, followed by ten (10) payments each in an amount equal to $60,000 followed by five (5) payments, each in an amount equal to $70,000, followed by one (1) payment in an amount equal to $345,000, together with any remaining outstanding balance of the Initial Loan Payback Amount being due on the last payment date.

3.2 Upon the Fourth Amendment Effective Date, the boxes in the Loan Chart labeled “Payment Amount for 2018 Loan” and “Payment Frequency for 2018 Loan” under the heading “Payment Schedule” shall each be amended and restated in its entirety, respectively, as follows:

PAYMENT SCHEDULE PAYMENT SCHEDULE	PAYMENT AMOUNT FOR 2018 LOAN

Commencing with the payment due on October 12, 2018 and thereafter, $2,500; and commencing with the payment due on December 14, 2018 and thereafter $5,000, with the any outstanding balance of the 2018 Loan and other Obligations related thereto being due and payable on the last payment date.

	PAYMENT FREQUENCY FOR 2018	Weekly on Friday of each week

4. CONDITIONS PRECEDENT TO THIS AMENDMENT. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of Section 3 of this Amendment (the date on which such conditions precedent are satisfied or waived by Lender shall be the “Fourth Amendment Effective Date”):

4.1 The representations and warranties in the Loan Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof and the date of the effectiveness of this Amendment, as though made on such dates (except to the extent that such representations and warranties relate solely to an earlier date).

4.2 After giving effect to this Amendment, no Event of Default shall have occurred and be continuing on the date hereof or as of the Fourth Amendment Effective Date.

4.3 Lender shall have received a first amendment to forbearance agreement, duly executed and delivered by each party thereto.

5. ATTORNEYS’ FEES AND COSTS. Borrower agrees to pay upon demand all of Lender’s reasonable attorneys’ fees and costs with respect to the preparation of this Amendment.

6. ACKNOWLEDGMENT OF OBLIGATIONS. The Borrower hereby acknowledges, confirms and agrees that, as of the Fourth Amendment Effective Date and after giving effect to Borrower’s regularly scheduled payment on October 1, 2018, (a) Borrower is indebted to Lender in an aggregate amount not less than $1,760,000.00 (which amount includes, without limitation, the Initial Loan and the 2018 Loan) in respect of the Obligations arising under the Loan Agreement, (b) such amount, together with all interest accruing thereon, and all other fees, costs, expenses and other charges relating thereto, are unconditionally owing by Borrower to Lender, without offset, defense or counterclaim of any kind, nature or description whatsoever, and (c) its obligation and liability for the payment and performance of all other Obligations pursuant to the Loan Agreement and other Loan Documents is unconditionally owing to Lender without offset, defense or counterclaim of any kind, nature or description whatsoever.

6. CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF CALIFORNIA.

7. ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and terms and provisions hereof, constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except as expressly set forth in this Amendment, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

8. COUNTERPARTS; EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile of electronic pdf file shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic pdf file also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

9. MISCELLANEOUS.

9.1 Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “herein,” “hereof” or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

9.2 Upon the effectiveness of this Amendment, each reference in the Loan Documents to the “Loan Agreement,” “thereunder,” “therein,” “thereof” or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

PRECISION OPINION, INC., a Nevada corporation

By:	/s/ James T. Medick
Name:	James T. Medick
Title:	President

SUPER G CAPITAL, LLC

By:	/s/ Marc Cole
Marc Cole, Chief Financial Officer

[Signature Page to Fourth Amendment to Loan Agreement]

GUARANTOR’s REAFFIRMATION AND CONSENT

All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Business Loan & Security Agreement, dated as of September 13, 2017 (as amended, restated, supplemented or otherwise modified, the “Loan Agreement”), by and between SUPER G CAPITAL, LLC (“Lender”) and PRECISION OPINION, INC., a Nevada corporation (“Borrower”), or in that certain Fourth Amendment to Loan Agreement, dated as of September 30, 2018 (the “Amendment”), by and between Lender and Borrower. The undersigned hereby (a) represents and warrants to Lender that the execution, delivery, and performance of this Reaffirmation and Consent are within his powers, are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of any contract or undertaking to which he is a party or by which any of his properties may be bound or affected; (b) consents to the transactions contemplated by the Amendment; (c) acknowledges and reaffirms his obligations owing to the Lender under any Loan Documents to which it is a party (including without limitation the Guaranty and Suretyship Agreement, dated September 13, 2017 (the “Guaranty”), executed by each of the undersigned, in connection with the execution of the Loan Agreement); and (d) agrees that each of the Loan Documents (including without limitation the Guaranty and Suretyship Agreement) to which he is a party is and shall remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, he understands that the Lender has no obligations to inform him of such matters in the future or to seek his acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile or electronic pdf file shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile or electronic pdf file also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of California.

Guarantor further acknowledges and agrees that Lender shall have the right to records a deed of trust, mortgage or similar interest against Guarantor’s personal residence located at 2482 Hollow Rock Road, Las Vegas, NV 89135 in the event that Borrower does not pay in the Total 2018 Loan Payback on or before the date specified for payment in the Loan Chart, in order to secure Guarantor’s obligations under the Loan Documents, including, without limitation, his Guaranty.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

/s/ James T. Medick
James T. Medick

Address:
2482 Hollow Rock Road
Las Vegas, NV 89135

[Signature Page to Guarantor’s Reaffirmation and Consent]